Exhibit 99.3

Bruker BioSciences Corporation Announces Agreement to Acquire the Bruker BioSpin Group for $914 Million in Cash and Stock ADDITIONAL INFORMATION AND WHERE TO FIND IT THE TRANSACTIONS DESCRIBED IN THIS ANNOUNCEMENT HAVE NOT YET BEEN CONSUMMATED. BRUKER BIOSCIENCES AND ITS EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE BRUKER BIOSCIENCES MEETING OF STOCKHOLDERS HELD TO APPROVE, AMONG OTHER THINGS, THE ISSUANCE OF SHARES IN THE TRANSACTION. BRUKER BIOSCIENCES WILL FILE A PROXY STATEMENT WITH THE SEC. STOCKHOLDERS OF BRUKER BIOSCIENCES SHOULD READ THIS PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO ALL STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING AT THE BRKR STOCKHOLDER MEETING. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, WHEN IT IS FILED ON THE SEC'S WEB SITE AT http://www.sec.gov OR BY DIRECTING A REQUEST TO BRUKER BIOSCIENCES, 40 MANNING ROAD, BILLERICA, MA 01821, ATTN: INVESTOR RELATIONS, TEL. +1 (978) 663-3660, EXT. 1411. © Copyright 2007 Bruker BioSciences. All Rights Reserved. Bruker BioSciences 1

The planned combined Bruker Corporation (BRKR) Bruker BioSciences Corp. (NASDAQ: BRKR) & the private Bruker BioSpin Group (BBIO) Presentation for BRKR Shareholders on Planned Acquisition of Bruker BioSpin Group Frank H. Laukien, Chief Executive Officer Dirk Laukien, Senior Vice President William J. Knight, Chief Financial Officer December 3rd, 2007  2

BRKR Safe Harbor Statement Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the integration of businesses we have acquired or may acquire in the future, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing, competition, dependence on collaborative partners and key suppliers, capital spending and government funding policies, changes in governmental regulations, intellectual property rights, litigation, and exposure to foreign currency fluctuations. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2006, our most recent quarterly reports on Form 10-Q and our current reports on Form 8-K. We disclaim any intent or obligation to update these forward-looking statements other than as required by law. NOTE: Additional risk factors may be disclosed in the upcoming proxy statement filing  3

Presentation Overview Transaction Overview and Rationale Bruker BioSpin Highlights Planned Combined Bruker Corporation: Today & Tomorrow Note: This transaction is subject to BRKR shareholder approval, customary regulatory approvals and the completion of financing, and is expected to close in early 2008.  4

Transaction Overview and Rationale 1) Expected to Create a Fast-Growing, High-Performance Leader A combined Bruker Corporation (BRKR) is expected to be close to a $1 Billion revenue company in 2008, providing high-performance scientific instrumentation and analytical solutions for life sciences, materials research, homeland security, applied and industrial markets 2) Broader Marketing Footprint & Complementary Technologies Enhanced global distribution and customer support Increased brand leverage, cross-selling and integrated systems development opportunities Complementary NMR & MS Technologies 3) Anticipated Positive Financial Impact Improved operating and net income margins, strong cash flows Strongly accretive to US GAAP EPS in Q2-08 and beyond  5

Transaction Overview and Rationale 4) Opportunities for synergistic value creation Leverage global marketing, sales & support, operational and financial synergies for growth Combined strategic initiative in clinical research systems, molecular diagnostics research and molecular imaging 5) Fixed Purchase Price: $388M cash plus 57.5M BRKR Shares Agreements negotiated by Special Committee (SC) of independent BRKR directors, advised by Bear Stearns and Dewey & LeBoeuf Cash portion: $388M (42.5% of purchase price) BRKR stock portion: 57.5M shares valued at $526M* (57.5%) Transaction requires approvals by BRKR shareholders, and approval by majority of non-affiliated BRKR shareholders * valued at $9.14 per BRKR share, the trailing 10-day average share closing price two trading days before definitive agreements were signed 6

Transaction Overview and Rationale 6) Acquisition Financing New $380M 5-year senior credit facility to fund cash portion of the purchase price with JPMorgan and CitiBank as underwriters Multi-currency borrowings in USD, EUR and CHF available, initially at applicable LIBOR + 100 bps (initial EBITDA/debt = 2.4x) $230M Revolver and $150M Term Loan 7) US GAAP Accounting for Companies Under Common Control No goodwill or intangibles will be created Restated historical combined US GAAP financials for all future SEC filings after Closing of transaction All acquisition costs will be expensed as incurred 7

Bruker BioSpin Highlights Introduction and Overview Bruker founded in 1960 in Germany by Professor Guenther R. Laukien (in picture) Bruker BioSpin is the global market and technology leader in life science analytical instruments based on Magnetic Resonance including NMR, animal MRI and EPR Bruker BioSpin is the leading manufacturer of superconducting magnets for NMR, animal MRI Bruker BioSpin’s superconducting wire business includes supercon wire for NMR, MRI and FTMS magnets, as well as novel HTS conductors for emerging applications Strong financial performance and cash flow 8

Bruker BioSpin Highlights Technology Platforms 9 NMR – Determination and quantification of molecular structure and function based on intra-molecular environment MRI – Morphological, functional and molecular imaging for animal and translational MRI research EPR – Molecular structure determination based on species that have unpaired electrons, free radicals Superconducting Magnets – for NMR, EPR, research MRI, FTMS, accelerator projects EAS, EHTS – Advanced low-temperature and high-temperature superconductor (HTS) technologies 9

10 Bruker BioSpin Highlights NMR: Nuclear Magnetic Resonance Customers: Academia & Industry Pharmaceutical and BioPharma Applications: Organic chemistry (structure elucidation) Inorganic Chemistry Protein Structures Structure-Activity relationships

11 Bruker BioSpin Highlights MRI: Magnetic Resonance Imaging Customers: Academia Research Hospitals Pharmaceutical Industry Applications: Preclinical studies on small animals Drug development Animal anatomy Molecular Imaging

12 Bruker BioSpin Highlights EPR: Electron Paramagnetic Resonance Customers: Academia Government Labs Industry Applications: Spin Labels (structure elucidation) Inorganic chemistry Materials sciences

Bruker BioSpin Highlights Superconducting Magnet Technology 13 In-house Superconducting Magnet Production and R&D capabilities for NMR, EPR, MRI, FTMS Laboratory Magnets of utmost strategic value for any magnetic resonance business

14 Bruker BioSpin Highlights Superconducting Wire Technology Advanced low-temperature superconducting wires for clinical MRI magnets, NMR magnets, FTMS magnets, as well as for magnets used in major accelerators or international research facilities, such as the ITER nuclear fusion project High-temperature superconductors (HTS) with applications in next-generation magnet technologies, energy storage and power-grid stabilization, as well as advanced HTS industrial motors and generators

The planned combined Bruker Corporation: Today & Tomorrow Commitment to innovation and growth Leading market position in key segments Attractive and diversified markets Significant synergies in growing markets Strong Bruker brand recognition among customers Positioned for further margin improvement and accelerating cash flow 15

Bruker Corporation: History and Planned Combination in 2008

1960	Bruker was founded in 1960 with NMR products
1974	First Bruker FT-IR developed internally, basis for Bruker Optics
1980	Bruker acquires/develops mass spec business, later called Bruker Daltonics
1997	Bruker acquires analytical X-ray business from Siemens, named Bruker AXS
2000	Bruker Daltonics IPO
2001	Bruker AXS IPO
2003	Merger of Bruker Daltonics and Bruker AXS into Bruker BioSciences (BRKR)
2006	Bruker BioSciences acquires Bruker Optics
Today	Public Bruker BioSciences (BRKR) and private Bruker BioSpin (BBIO)
2008	**Bruker BioSciences + Bruker BioSpin → Bruker Corporation**

16
© Copyright 2007 Bruker BioSciences. All Rights Reserved.
Bruker BioSciences

Planned Bruker Corporation (BRKR): a Global ‘Critical Mass’ Life Science Research and Analytical Solutions Company Other Significant R&D and Production Sites Direct Sales Offices Major DE, CH & FR R&D and Production Sites Many additional distributors around the world Headquarters 17

BRKR and BBIO as Separate Companies: US GAAP Financial Highlights Pro forma historical combined financials will be filed in proxy statement with SEC. YTD YTD FY 2006 9/30/07 FY 2006 9/30/07 Revenue 435.8 $ 363.8 $ 447.0 $ 351.9 $ Growth Rate Y-O-Y 17.1% 21.2% 0.4% 12.2% Operating Income 30.7 26.2 76.7 48.9 OI as a % of Revenue 7.0% 7.2% 17.2% 13.9% Net Income 18.5 17.5 56.6 43.5 NI as a % of Revenue 4.2% 4.8% 12.7% 12.4% Diluted Earnings Per Share 0.18 $ 0.16 $ N/A N/A Operating Cash Flow 37.7 (10.2) 45.1 43.0 Bruker BioSciences (BRKR) The Bruker BioSpin Group 18

Complementary Capabilities for Future Growth Markets Organic and inorganic chemistry Expression proteomics and structural biology Pharma/biotech drug discovery and development Biomarker discovery, clinical proteomics and molecular diagnostics research Molecular imaging research in pathology and oncology Microorganism identification and infectious disease research Advanced materials research and nanotechnology Pharmaceutical process analysis technology and ‘pharma forensics’ Applied food, beverage and agricultural analysis CBRN Detection for homeland security and defense 19

Synergistic Opportunities for Additional Value Creation Between BRKR & BBIO Leverage Global Marketing, Sales & Support Synergies for Growth Combined metabolomics, small molecule biomarker and applied analysis solutions Combined 3D molecular structure & function solutions Global, integrated customer relationship management Combined Strategic Initiative in Clinical Research Systems and Molecular Diagnostics Research Combine NMR, MS and optical clinical research systems into new focused molecular diagnostics division Operational and Financial Synergies Strengthened financial, treasury, tax and internal audit teams Operational efficiencies in IT, ERP/MRP, production and logistics 20

Financial Goals of planned Bruker Corporation for 2008 and Medium-Term (3-4 Years) Revenue Growth: 2008 goal: >8% growth Medium term goal: >10% growth mostly organic growth, selective acquisitions Gross Margin: 2008 goal: >46% GM Medium term goal: 50-100 bps improvement per year towards 48-49% GM RTC/P higher margin new products Higher margin after-market revenues More integrated, complete solutions Operating Income Margin: 2008 goal: >12% (excluding transaction expenses) Medium term goal: 100-150 bps improvement per year towards 15-17% Gross margin improvements Significant expense leverage opportunity Net Income Margin: 2008 goal: >9% (excluding transaction expenses) Medium term goal: 100-150 bps improvement per year towards 11-13% Continued reduction in effective tax rate Balance sheet, cash flow: Increasing Inventory Turns, Reduced Working Capital Ratios Accelerating operating and free cash flow Rapid debt reduction 21

www.bruker.com 22